UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

MEDTOX SCIENTIFIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11394	95-3863205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 West County Road D, St. Paul, Minnesota	55112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 636-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement

On November 23, 2010, MEDTOX Scientific, Inc., MEDTOX Laboratories, Inc., and MEDTOX Diagnostics, Inc. (collectively referred to as the “Company”) entered into a Fifth Amendment to the Credit Agreement  (the “Fifth Amendment”) and a First Modification to Promissory Note (the “First Modification”) with Wells Fargo Bank, National Association (“Wells Fargo”).

The Fifth Amendment increases the maximum principal amount available under the Company’s line of credit with Wells Fargo from $8,000,000 to $12,000,000.  In addition, the Fifth Amendment amends the Company’s financial covenants under the Credit Agreement with Wells Fargo to require the Company to maintain (i) a Current Ratio (as defined in the Fifth Amendment) of not less than 1.45 to 1.0 at the end of each month, (ii) a Tangible Net Worth (as defined in the Fifth Amendment) of not less than $35,000,000 at the end of each month, and (iii) a pre-tax profit of not less than $1,500,000 on a rolling four-quarter basis.

The First Modification increases the maximum principal amount available under the line of credit note with Wells Fargo from $8,000,000 to $12,000,000.

The foregoing descriptions of the material terms of the Fifth Amendment and the First Modification do not purport to be complete descriptions of such documents and are qualified in their entirety by reference to the full text of the Fifth Amendment and the First Modification, which are filed as Exhibits 10.1 and 10.2, respectively, to this report.

Item 9.01.                      Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1
FIFTH AMENDMENT CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2010, BY AND AMONG MEDTOX SCIENTIFIC, INC., MEDTOX LABORATORIES, INC., AND MEDTOX DIAGNOSTICS, INC., AND WELLS FARGO BANK, NATIONAL ASSOCIATION.

10.2
FIRST MODIFICATION TO PROMISSORY NOTE DATED AS OF NOVEMBER 23, 2010, BY AND AMONG MEDTOX SCIENTIFIC, INC., MEDTOX LABORATORIES, INC., AND MEDTOX DIAGNOSTICS, INC., AND WELLS FARGO BANK, NATIONAL ASSOCIATION.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTOX Scientific, Inc.

Date:  November 24, 2010                                                                    By:       /s/ Richard J. Braun
Name:  Richard J. Braun
Title:    Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
10.1
FIFTH AMENDMENT CREDIT AGREEMENT DATED AS OF NOVEMBER 23, 2010, BY AND AMONG MEDTOX SCIENTIFIC, INC., MEDTOX LABORATORIES, INC., AND MEDTOX DIAGNOSTICS, INC., AND WELLS FARGO BANK, NATIONAL ASSOCIATION.

10.2
FIRST MODIFICATION TO PROMISSORY NOTE DATED AS OF NOVEMBER 23, 2010, BY AND AMONG MEDTOX SCIENTIFIC, INC., MEDTOX LABORATORIES, INC., AND MEDTOX DIAGNOSTICS, INC., AND WELLS FARGO BANK, NATIONAL ASSOCIATION.